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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 9, 2001

AMERICAN EXPRESS                                    AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                                       FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

      Utah             11-2869526        333-91473          Delaware           13-3854638           333-91473
(State or Other     (I.R.S. Employer    (Commission     (State or Other     (I.R.S. Employer       (Commission
Jurisdiction of      Identification     File Number)    Jurisdiction of      Identification        File Number)
Incorporation or         Number)                        Incorporation or         Number)
 Organization)                                           Organization)

              6985 Union Park Center                                                   World Financial Center
                Midvale, Utah 84047                                                       200 Vesey Street
                  (801) 565-5000                                                      New York, New York 10285
                                                                                           (212) 640-2000
                                   (Address, Including Zip Code, and Telephone Number,
                           Including Area Code, of each Registrant's Principal Executive Offices)

                        N/A                                                                       N/A
(Former Name or Former Address, if Changed Since Last Report)          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5. On May 9, 2001, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2001-5 Supplement, dated as of May 9, 2001. The Series Supplement is attached hereto as Exhibit 5.1.

         On May 9, 2001, American Express Credit Account Master Trust issued its $412,500,000 Class A Floating Rate Asset Backed Certificates, Series 2001-5 and $40,000,000 Class B Floating Rate Asset Backed Certificates, Series 2001-5 (the "Series 2001-5 Certificates").

Item 6.  Not Applicable.

Item 7.  Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2001-5 Supplement, dated as of May 9, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.  Not Applicable.

Item 9.  Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                               American Express Centurion Bank,
                                               on behalf of the American Express
                                               Credit Account Master Trust


                                               By: /s/ Maureen A. Ryan
                                                   -----------------------------
                                                   Name:  Maureen A. Ryan
                                                   Title: Assistant Treasurer

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                American Express Receivables Financing
                                 Corporation II
                                on behalf of the American Express Credit
                                Account Master Trust


                                By: /s/ Leslie R. Scharfstein
                                    --------------------------------------------
                                Name:  Leslie R. Scharfstein
                                Title: President

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                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 5.1 Series 2001-5 Supplement, dated as of May 9, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.